Exhibit 99.1

Cigma Metals Corporation exploration update for the work completed to date on the Dostyk Project in North Eastern Kazakhstan

Almaty, Kazakhstan – February 7, 2008 - Cigma Metals Corporation (Other OTC:CGMX.PK; Frankfurt: C9KA.F) (the “Company”, “Cigma”) is pleased to provide an exploration update for the work completed to date on the Dostyk Project in North Eastern Kazakhstan during the last 3 months.

The property covers an area of over the 14,000 km2 and is located in North Eastern Kazakhstan.  Cigma has focused exploration on 6 targets

Recent results include:

Beryozki
 DDH BZ6 105m @ 1.17g/t Au from surface
Incl 17.2m at 4.07g/t Au from 12.8m
and 41.4m at 0.38% Cu from surface.

Quartzite Gorka
DDH Q1, 297.3m @ 0.39g/t Au
and 54.3m at 0.35% Cu from 155.4m

DDH Q2, 299.3 @ 0.27g/t Au
and 83.5m at 0.22% Cu from 30.3m

DDH Q3, 22m @ 1.0g/t Au from 23m and 0.68% Cu and 17.8 g/t Ag.

DDH Q6,  50.5m @ 0.45g/t Au and 0.87% Cu
Incl 19.9m @ 0.7g/t Au and 1.71% Cu

Annino/Nikolaevo
DDH A4, 43m @ 1.9% Cu from 26.3 meters
Incl 20.6 meters @ 3.5% copper from 45.9m.

DDH A2, 16.5m @ 2.7% Cu, 0.13% Pb and 0.35% Zn from 59.7 meters.

Beskauga
DDH Bg1, 263.9m @ 0.4g/t Au grade and 0.20% Cu from 45.1m
This zone includes several intervals with Au grade over 0.5 g/t and copper 0.21% to 0.28%.

DDH Bg3, 193.4m @ 0.56g/t Au from 48.0m
Incl 66.7m @ 0.77g/t Au from 48.0m.

30% of the gold assays and 50% of the copper assays are still awaited.

Below is a summary of the exploration and drilling results received to date. The Company is still awaiting numerous assays to complete the resource estimation.

During 2007 Cigma continued drill testing the 6 selected targets with diamond drilling to determine the depth and lateral extent of known mineralisation and to also confirm results documented by previous Companies.  Drilling was carried out on the Beryozki, Beryozki-East, Quartzite Gorka, Annino/Nikolaevo and Beskauga targets, whilst a resource estimate was initiated on the Company’s Ushtagan target. In total the Company has completed 57 drill holes for 14,848 meters. All drill holes were surveyed from surface and coordinates measured on a regular basis down hole.

1.	Beryozki Eastern Target

This target is part of a large system of Copper Porphyry mineralization within the outer part of a volcanic caldera and has a lateral extension at surface of over 1,300 meters.  Interpretation of current data shows the system to join with Karagandy-Ozek mineralization zone further north, which in turn merges further to the north with the Quartzite Gorka target.  Current interpretation shows the total extension of mineralization to be over 7 km, with the width of the zone varying from 30 to over 100 meters. The host lithologies to mineralisation are andesites, diorites and tuffs.  Currently the mineralisation is open to depth and the deepest drill hole, Bz10, ended in pyrite-chalcopyrite mineralization at a depth 354.4 meters.

Although, only 60% of assays have been received, those received reflect the following intersections:

BZ6 105m @ 1.17g/t Au from surface
Incl 17.2m at 4.07g/t Au from 12.8m
and 41.4m at 0.38% Cu from surface.

The mineralisation is oxidized down to 35m.

2.	Quartzite Gorka Target

As discussed above, this was initially a gold-copper target but has been interpreted as part of a large unified copper-porphyry system. Host rocks are secondary quartzites and diorites. The length of the mineralised zone is approximately l,400 meters, merging to the south with the northerly extension of the Karagandy-Ozek zone. The width at surface, based on data recorded by previous companies and based on surface trenching and drill hole projections varies from 30 to 50 meters.

Intersections for results received to date include:

DDH Q1, 297.3m @ 0.39g/t Au
and 54.3m at 0.35% Cu from 155.4m

DDH Q2, 299.3 @ 0.27g/t Au
and 83.5m at 0.22% Cu from 30.3m

DDH Q3, 22m @ 1.0g/t Au from 23m and 0.68% Cu and 17.8 g/t Ag.

DDH Q6,  50.5m @ 0.45g/t Au and 0.87% Cu
Incl 19.9m @ 0.7g/t Au and 1.71% Cu

3.	Annino/Nikolaevo Target

The Annino/Nikolaevo Target is interpreted as Volcanic Massive Sulfide mineralization related to quartz-sericite metasomatites.  The strike of mineralization is 1,400 meters and the width, base on surface trenching and drill intersections varies between, 30 to 40 meters.

Intersections include:

DDH A4, 43m @ 1.9% Cu from 26.3 meters
Incl 20.6 meters @ 3.5% copper from 45.9m.

DDH A2, 16.5m @ 2.7% Cu, 0.13% Pb and 0.35% Zn from 59.7 meters.

4.	Beskauga Prospect

This target area is a large copper-porphyry system with approximate dimensions of 2.0km by 1.7km and was discovered through number of multiple Cu-Au-Mo-Ag anomalies.

Intersections include:

DDH Bg1, 263.9m @ 0.4g/t Au grade and 0.20% Cu from 45.1m
This zone includes several intervals with Au grade over 0.5 g/t and copper 0.21% to 0.28%.

DDH Bg3, 193.4m @ 0.56g/t Au from 48.0m
Incl 66.7m @ 0.77g/t Au from 48.0m.

30% of the gold assays and 50% of the copper assays are still awaited.

5.	Ushtagan Prospect

Ushtagan is a gold target defined by a 2.5km long linear zone of quartz veining.  Cigma recently engaged independent Kazakhstan geologists to complete an estimation of amount of mineralised material (not to JORC, NI43-101 or Guide 7 standards) in the C1-C2 category for the central part of the deposit.

Three Ushtagan samples were collected for metallurgical test work, consisting of: two (10kg) and one bulk of 130kg samples.  These samples were dispatched to KazMechanObr Laboratories.

KazMechanObr, is an independent laboratory certified by the Republic of Kazakhstan and is located in Almaty, KazMechanObr  does not have an International Standards Organization certification.

 Encouraging results show the Ushtagan mineralised material to be, at least, amenable to heap leaching.  Bottle roll results are summarized below.

High grade 10kg sample number 1 resulted in:  7.11g/t gold and 15.03g/t silver
Recovery was 61.21% by gravity separation,
93% by flotation
93% and 94% by cyanidation.

Low grade 10kg sample number 2 resulted in:  1.03g/t gold
82.0% and 81.12% by cyanidation.
Recovery by gravity and floatation:  Results awaited.

Results of column test of bulk sample are expected in February 2008.

The volume of mineralised material is still open on strike and depth and will be the focus of continuing definition during 2008.  The results to date indicate the Ushtagan material is amenable for heap leaching with gold recoveries from 70%-75%.
.
Based on the results from drilling and metallurgical test work received to date, Cigma is confident that the Company may have the opportunity to convert these and previously announced results into a series of economic deposits in the near future.

Cigma Metals Corporation is a mineral exploration company focusing on the exploration and development of its two mineral exploration properties totaling 740 square kilometers in the Tomsk Oblast region of Siberia in Russia, and its approximately 14,000 square kilometer property located in the Dostyk region of Kazakhstan.  All the project areas were selected due to their proximity to a well-developed infrastructure, known mineral occurrences and from historical records of gold and base metals production.  Cigma Metals Corporation’s stock is quoted for trading in the United States of America on the OTC Pink Sheets under the symbol “CGMX.PK”, and under the symbol “C9KA.F” on the Frankfurt Exchange, in Germany.

For Further information, please call Lars Pearl

Phone:	+41 7887-96966
Address:	18, 80 Furmanova Str, Almaty, Republic of Kazakhstan
Telephone:	Almaty Office +7 327 2611 026
Website:	www.cigmametals.com

ON BEHALF OF THE BOARD

“Lars Pearl”
Lars Pearl
President, CEO and Director

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